UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2025

Andretti Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42268	98-1792547
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Kimball Place, Suite 550, Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 299-2201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	POLEU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	POLE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	POLEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation (the “Investor Presentation”) of StoreDot Ltd., an Israeli company limited by shares (“StoreDot” or the “Company”), and Andretti Acquisition Corp. II, a Cayman Islands exempted company (“Andretti” or “SPAC”) that may be used by StoreDot and Andretti in connection with the transactions contemplated by the Business Combination Agreement described below.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On December 3, 2025, Andretti and StoreDot issued a joint press release announcing the execution of a definitive Business Combination Agreement (the “Business Combination Agreement”), dated as of December 3, 2025, by and among, Andretti, StoreDot, XFC Battery Ltd., a newly-formed Israeli company limited by shares (“Pubco”) that is owned by a person affiliated with StoreDot, XFC Israel Merger Sub Ltd., an Israeli company limited by shares and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), and XFC Cayman Merger Sub, a Cayman Islands exempted company with limited liability (“SPAC Merger Sub”) and a wholly-owned subsidiary of Pubco.

Pursuant to the Business Combination Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated thereby (the “Closing”) (i) Company Merger Sub will merge with and into StoreDot, with StoreDot continuing as the surviving entity (the “Company Merger”), and as a result of which each issued and outstanding security of StoreDot immediately prior to the effective time of the Company Merger will no longer be outstanding and will automatically be cancelled in exchange for substantially equivalent securities of Pubco, and (ii) SPAC Merger Sub will merge with and into Andretti, with Andretti continuing as the surviving entity (the “SPAC Merger”, and together with the Company Merger, the “Mergers” and, collectively with the other transactions contemplated by the Business Combination Agreement and the ancillary documents, the “Business Combination”), and as a result of which each issued and outstanding security of Andretti immediately prior to the effective time of the SPAC Merger will no longer be outstanding and will automatically be cancelled in exchange for substantially equivalent securities of Pubco. As a result of the Mergers, Andretti and StoreDot will become wholly-owned subsidiaries of Pubco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and applicable law, and Pubco will become a publicly traded company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts are forward-looking statements. These statements are based on various assumptions and on the current expectations of StoreDot’s and Andretti’s management and are not predictions of actual performance. These include statements regarding the potential of StoreDot’s battery solutions, the rate of adoption of electric vehicle technology in general and specific battery technology in particular, the size and growth of StoreDot’s addressable markets, StoreDot’s pathway to embedded commercialization, and the ability of the parties to complete the Business Combination on the timing and terms indicated or at all; therefore, you are cautioned not to place undue reliance on them. The outcome of any forward-looking statement cannot be guaranteed, and actual results may differ materially from those projected. None of Pubco, Andretti, and StoreDot undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Pubco, Andretti and StoreDot use words such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. Such forward-looking statements are based on the expectations of Pubco, Andretti, or StoreDot, and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to: scientific and technological developments in the battery, electric vehicles and drone industries; StoreDot’s financial condition, including StoreDot’s ability to obtain the funding necessary to advance the development of its products and StoreDot’s cash runway; the size of the market opportunity for StoreDot’s products; StoreDot’s competitive position and the success of competing technologies that are or may become available; StoreDot’s anticipated research and development activities and projected expenditures; existing regulations and regulatory developments in applicable jurisdictions; the effect of global economic and political developments, including geopolitical tensions with China, Russia, and in the Middle East, on StoreDot’s business operations and financial condition; and StoreDot’s intellectual property position, including the scope of protection StoreDot is able to establish and maintain for its products. In addition, it is possible that Pubco, Andretti and StoreDot may not be able to consummate the Business Combination on the terms indicated herein or at all. If StoreDot and Andretti are not able to raise sufficient capital for the Business Combination to meet the minimum cash conditions in the Business Combination Agreement or if Andretti’s investors redeem an excess amount of capital held in trust, the Business Combination may not be consummated, or if consummated, StoreDot could have a capital deficit, which may require it to raise additional capital following the Business Combination, which in turn could cause dilution to existing investors. New factors emerge from time to time, and it is not possible for Pubco, Andretti, or StoreDot to predict all such factors, nor can Andretti, StoreDot, or Pubco assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. None of Pubco, Andretti, and StoreDot undertakes any obligation to update such forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K, except as required by law.

Additional Information

Pubco and StoreDot intend to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Andretti and a prospectus in connection with the proposed Business Combination among Andretti, Pubco, StoreDot, and the other parties thereto pursuant to the Business Combination Agreement. The definitive proxy statement and other relevant documents will be mailed to shareholders of Andretti as of a record date to be established for voting on Andretti’s proposed Business Combination with StoreDot. SHAREHOLDERS OF ANDRETTI AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ANDRETTI’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ANDRETTI, STOREDOT, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Andretti Acquisition Corp. II, 100 Kimball Place, Suite 550, Alpharetta, GA.

Participants in The Solicitation

Pubco, Andretti, StoreDot, and their respective directors, executive officers and members, as applicable, may be deemed to be participants in the solicitation of proxies from the shareholders of Andretti in connection with the Business Combination. Andretti’s shareholders and other interested persons may obtain more detailed information regarding the names, affiliations, and interests of certain of Andretti executive officers and directors in the solicitation by reading Andretti’s final prospectus filed with the SEC on September 5, 2024 in connection with Andretti’s initial public offering (“IPO”), Andretti’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 25, 2025 and Andretti’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination, which may, in some cases, be different from those of shareholders generally, will be set forth in the Registration Statement relating to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

No Offer Or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, dated December 2025
99.2	Press Release, dated December 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andretti Acquisition Corp. II

By:	/s/ William M. Brown
Name:	William M. Brown
Title:	Chief Executive Officer

Dated: December 3, 2025

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